Third Quarter 2021 Results October 22, 2021 Exhibit 99.2

Q3 2021 Conference Call Details Live Webcast October 22, 2021 10:00 AM ET Dial-In Number (866) 209-9085 Domestic (647) 689-5687 International Webcast at www.altramotion.com Replay (800) 585-8367 Domestic* (416) 621-4642 International* Conference ID: 1266155 *Phone replay through November 5, 2021 Webcast replay also available at www.altramotion.com

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” statements regarding the COVID-19 pandemic and statements regarding management's expectations (a) for the upcoming quarters and fiscal year, (b) regarding the Company's ability to continue to reduce leverage, (c) the Company's ability to overcome supply chain and logistics challenges and impacts on the Company’s results, (d) expected levels of broad-based industrial demand and order rates, (e) anticipated adjustments to the Company’s 2021 guidance, (f) expectations regarding long-term fundamentals of the Company’s business and the Company’s commitment to advancing strategic growth and (g) the Company’s position as a resilient premier industrial company for the long-term. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues involving the Company’s facilities or the Company’s customers, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) impairment or reduction of goodwill or intangible assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our enterprise resource planning system, (23) risks associated with the A&S acquisition and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) swap counterparty credit risk, including interest rate swap contracts, cross-currency swap contracts and hedging arrangements, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) exposure to United Kingdom political developments, including the effect of its withdrawal from the European Union, and the uncertainty surrounding the implementation and effect of Brexit and related negative developments in the European Union and elsewhere, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (36) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and our employees, sites, operations, customers and supply chain, including the impact of the pandemic on manufacturing and supply capabilities throughout the world, (37) adverse conditions in the credit and capital markets limiting or preventing the Company’s and its customers’ and suppliers’ ability to borrow or raise capital, (38) the Company’s ability to invest in new technologies and manufacturing techniques and to develop or adapt to changing technology and manufacturing techniques, (39) defects, quality issues, inadequate disclosure or misuse with respect to our products and capabilities, (40) changes in labor or employment laws, (41) the Company’s ability to recruit, retain and motivate key sales, marketing or engineering personnel, (42) unplanned repairs or equipment outages, (43) changes in the Company’s tax rates, including enactment of the Tax Cuts and Jobs Act of 2017, or exposure to additional income tax liabilities or assessments, as well as audits by tax authorities, (44) the risks associated with the Company’s ability to successfully divest or otherwise dispose of businesses that are deemed not to fit with our strategic plan or are not achieving the desired return on investment and (45) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda and Speakers Executive Overview Market Review Q3 2021 Financial Review, 2021 Guidance Concluding Remarks Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Executive Vice President & Chief Financial Officer Todd Patriacca Vice President of Finance, Corporate Controller & Treasurer

Q3 2021 PERFORMANCE HIGHLIGHTS Excellent Execution as Fundamentals Remain Strong *See appendix for discussion and reconciliation of non-GAAP measures Revenue of $469.3M, up 7% YOY  Strong demand and bookings across nearly all end-markets   Supply chain challenges tempered topline performance 120% book-to-bill built backlog to 150% of typical levels   Solid Operating Performance and Earnings GAAP diluted EPS of $0.54 (versus $0.59 in Q3 2020) and non-GAAP diluted EPS of $0.80 (versus $0.87 in Q3 2020 and $0.69 in Q3 2019)*  Non-GAAP Adjusted EBITDA of $97.0M, or 20.7% of sales, down 4.7% from a year ago and up 9% from Q3 2019*  Operating margin of 13.2%, down 170 bps from a year ago and up 220 bps from Q3 2019 Gross margin of 36.2%, down 130 bps from a year ago and up 80 bps from Q3 2019 Strong Cash Flow and Progress De-levering Balance Sheet Paid down additional $70M of debt  Exited quarter with Net Debt to Non-GAAP Adjusted EBITDA leverage at 2.7x*

Q3 2021 Quarterly Highlights 1 Business fundamentals remain strong - Altra is well positioned to capitalize on broad-based demand and secular tailwinds Pricing initiatives offsetting materials, logistics and labor cost increases 2 Altra Business System activities accelerating 3 Exceptional progress de-levering balance sheet - $70M debt paid down in Q3 for total of $120M YTD 4 Momentum advancing strategic priorities – collaborations with customers on innovative solutions – building cross-selling funnel 5

* Non-core markets (not shown) include distribution with no associated market classification (22% of total sales), mining & metals (6%), oil & gas (2%) and other miscellaneous general industrial market segments (7%) Global digitization and Industrial IoT; Macro trends in collaborative robotics Increased infrastructure spending Aging population, growth of non-invasive and robotic surgeries Secular Growth Drivers END MARKET DRIVERS Demand Strength Across Several End Markets New technologies supporting future global emission mandates Advances in warehousing automation; Localization of e-commerce logistics Continued defense spending; Anticipated rebound of commercial aero Global sustainability movement and support for renewable energy Transportation % of AIMC Sales LTM Factory Automation & Specialty Machinery Turf & Garden, Ag, Construction Medical Renewable Energy Material Handling Aerospace & Defense Q3 Trend Core Markets*       

Advancing Strategies to Drive Shareholder Value Focus on Margin Enhancement 3 Leverage Altra Business System 1 Expediently De-lever Balance Sheet 2 Drive Topline Growth 4 Maximizing Altra’s Potential As Premier Industrial Company Advance ESG Initiatives 5

Q3 2021 Financial Highlights YOY  Q3 2021 Q3 2020 Sales 7.2% $469.3M $437.8M Organic Sales Growth * 5.8% FX 140 bps GAAP Diluted EPS 8.5% $0.54 $0.59 Non-GAAP Diluted EPS* 8.0% $0.80 $0.87 Non-GAAP Income from Operations Margin* 240 bps 17.2% 19.6% GAAP Gross Profit Margin 130 bps 36.2% 37.5% Non-GAAP Adjusted EBITDA Margin* 260 bps 20.7% 23.3% *See appendix for discussion and reconciliation of non-GAAP measures

Balance Sheet Highlights 10 Capital Allocation Priority: Reduce Debt And De-lever Balance Sheet ** Excludes $12.0 million of other debt that has various maturities Millions Q3 Highlights:  Capex of $8.1M, up ~16% YOY Net leverage well inside target range  Quarterly dividend $0.08  Non-GAAP Free Cash Flow *  *See appendix for discussion and reconciliation of non-GAAP measures $71.5 $81.1 $61.9

2021 Guidance – Provided 10/22/2021 Current (Updated 10/22/21) Previous   Sales $1,880 to $1,900 million $1,890 to $1,920 million GAAP Diluted EPS $2.22 to $2.31 $2.28 to $2.41 Non-GAAP Diluted EPS* $3.25 to $3.35 $3.30 to $3.46 Non-GAAP Adjusted EBITDA* $390 to $400 million $395 to $405 million Capital Expenditures $40 to $45 million $50 to $55 million Depreciation  and Amortization  $122 to $124 million $122 to $124 million Non-GAAP Free Cash Flow * $200 to $225 million $210 to $235 million Tax Rate (before discrete items) 20% to 22% 20% to 22% *See appendix for discussion and reconciliation of non-GAAP measures

*Discussion of Non-GAAP Measures The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release. Organic Sales and Organic Sales Growth Organic Sales in this release are net sales excluding the impact of foreign currency translation. Organic Sales can be expressed as a dollar amount or a percentage rate when describing Organic Sales Growth. Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, Non-GAAP Operating Income Margin, and Non-GAAP Diluted EPS Guidance Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, and Non-GAAP Diluted Earnings Per Share Guidance exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Diluted Earnings Per Share is calculated by dividing Non-GAAP Net Income by GAAP weighted average shares outstanding (diluted). Non-GAAP Operating Income Margin is calculated by dividing Non-GAAP Income From Operations by GAAP Net Sales. Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Adjusted EBITDA Margin Non-GAAP Adjusted EBITDA Margin is calculated by dividing Non-GAAP Adjusted EBITDA by GAAP Net Sales. Non-GAAP Free Cash Flow Non-GAAP Free Cash Flow is calculated by deducting purchases of property, plant and equipment. Non-GAAP Adjusted Free Cash Flow Non-GAAP Adjusted Free Cash Flow is calculated by adding back the payment for the interest rate swap settlement to Non-GAAP Free Cash Flow. Non-GAAP Operating Working Capital Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories. Net Debt Net Debt is calculated by subtracting cash and cash equivalents from total gross debt. Non-GAAP Free Cash Flow Conversion Non-GAAP Free Cash Flow Conversion is calculated by dividing GAAP Net Income by Non-GAAP Free Cash Flow.

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Non-GAAP Adjusted EBITDA*